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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 9, 2002




                      STEWART & STEVENSON SERVICES, INC.
            (Exact name of registrant as specified in its charter)




TEXAS                                   0-8493               74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                               77008
(Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code:  (713) 868-7700




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Item 7. EXHIBITS.

Exhibit 99.1 Stewart & Stevenson "Presentation to Investors," also available on the Company's website at www.ssss.com

Item 9. REGULATION FD DISCLOSURE.

On April 9, 2002, Stewart & Stevenson Services, Inc. (the "Company") will post on its website the "Presentation to Investors" that is attached hereto as
Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                             STEWART & STEVENSON SERVICES, INC.




Date: April 9, 2002          By:  /s/ John H. Doster
                                       Name:  John H. Doster
                                       Title: Senior Vice President and
                                              Chief Financial officer

EXHIBIT INDEX

Company "Presentation to Investors."